UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Nektar Therapeutics

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South
San Francisco, California	94158
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 482-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 8, 2026, Nektar Therapeutics (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Guggenheim Securities, LLC (“Guggenheim Securities”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may offer and sell, from time to time in its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”) having an aggregate offering price of up to $150,000,000 (the “Shares”), through Guggenheim Securities and Wainwright as its sales agents. The Shares will be offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 and accompanying prospectus filed by the Company on November 12, 2025 (the “Registration Statement”) and the sales agreement prospectus supplement filed by the Company on May 8, 2026 that forms a part of such Registration Statement. The issuance and sale, if any, of the Shares may be by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions on the Nasdaq Capital Market at market prices or otherwise at prices related to prevailing market prices or at negotiated prices, by privately negotiated transactions (including block sales) or by any other methods permitted by applicable law.

The Company is not obligated to make any sales of Common Stock, and Guggenheim Securities and Wainwright are not required to sell any specific number or dollar amount of shares of the Common Stock, under the Agreement. The Company and each of Guggenheim Securities and Wainwright may suspend or terminate the offering of Shares upon notice to Guggenheim Securities and Wainwright or the Company, as applicable, and subject to other conditions.

Subject to the Company’s request to sell Shares, Guggenheim Securities and Wainwright will act as the Company’s sales agents and use commercially reasonable efforts to sell on the Company’s behalf, from time to time consistent with its normal trading and sales practices, such Shares based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Guggenheim Securities and Wainwright a commission fee of 3.0% of the gross sales price of any Shares sold through Guggenheim Securities and Wainwright, as applicable, under the Agreement, and also has provided Guggenheim Securities and Wainwright with customary indemnification and contribution rights. The Company also will reimburse Guggenheim Securities and Wainwright for certain specified expenses in connection with entering into the Agreement.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2026, the Company announced that Sandra Gardiner will be retiring and stepping down as interim Chief Financial Officer of the Company, effective May 15, 2026. Ms. Gardiner, a partner of FLG Partners, LLC, a leading chief financial officer services firm (“FLG”), has served as interim Chief Financial Officer of the Company since April 2023.

Effective May 15, 2026, Linda Rubinstein, a partner of FLG, will serve as the interim Chief Financial Officer and the principal financial and accounting officer of the Company. Ms. Gardiner will continue to support the transition as necessary.

Ms. Rubinstein has over 35 years of operational, financial and capital markets experience in life sciences and investment banking and has been Chief Financial Officer of numerous public and private companies. She was most recently the Chief Financial Officer of Adverum Biotechnologies, Inc. from 2022 through its sale to Eli Lilly and Company in 2025. As a partner of FLG since 2010, Ms. Rubinstein has served as the permanent or interim Chief Financial Officer of Apexigen, ArmaGen, Diasome, Five Prime, Ingenuity, iPierian, Kezar, PaxVax, Retrotope, Sublimity, True North and Tunitas, among others. Prior to FLG, Ms. Rubinstein was the sole principal of RDJ Advisors, providing interim Chief Financial Officer and other consulting services to life science and SaaS companies; held leadership roles at Solexa and ChemoCentryx; and served as Senior Vice President of Lehman Brothers’ Global Healthcare Investment Banking Group. Over the course of her career, Ms. Rubinstein has raised more than $5 billion in private and public market financings and as Chief Financial Officer has generated more than $1 billion in realized value from M&A transactions. Ms. Rubinstein earned B.A. and M.A. degrees in Economics from the University of California, Los Angeles.

In connection with Ms. Rubinstein’s becoming the Company’s interim Chief Financial Officer, the Company entered into an amendment (the “Amendment”) to its consulting agreement with FLG for the provision of Chief Financial Officer services (the “Agreement”). Pursuant to the Agreement, FLG will be paid $650 per hour, subject to any changes that the Company and FLG may agree to from time to time for Ms. Rubinstein’s services.

The Agreement also requires the Company to indemnify Ms. Rubinstein and FLG in connection with the performance of services for the Company. The Agreement has an indefinite term and is terminable by either party upon 15 days’ advance written notice.

There are no other arrangements or understandings between Ms. Rubinstein and any other persons pursuant to which she was selected as an officer of the Company. There are also no family relationships between Ms. Rubinstein and any director or executive officer of the Company. Other than as described above that Ms. Rubinstein is a partner of FLG, Ms. Rubinstein has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 8, 2026, by and among Nektar Therapeutics, Guggenheim Securities, LLC and H.C. Wainwright & Co., LLC.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: May 8, 2026	By:	/s/ Elizabeth Zhang
Elizabeth Zhang Vice President, Legal